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                                                                    EXHIBIT 99.1


SELECTED FINANCIAL DATA

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                                                                                          Years Ended December 31.
                                                                           ------------------------------------------------------
                                                                             1998       1999       2000       2001         2002
                                                                           ---------  ---------  ---------  ---------   ---------
                                                                                 (Dollars In thousands, except par share data)

Statement of Operations Data:
Net sales                                                                  $  30,141  $  32,661  $  25,717  $  24,701   $  21,712
Cost of goods sold                                                            13,731     15,092     17,467     11,410       9,343
                                                                           ---------  ---------  ---------  ---------   ---------
Gross profit                                                                  16,410     17,569      8,250     13,291      12,369
Selling, general and administrative expenses                                  11,783     13,781     14,030     16.043      16,110
Impairment charge                                                                 --         --     12,086         --          --
                                                                           ---------  ---------  ---------  ---------   ---------

Income (loss) from operations                                                  4,627      3,788    (17,866)    (2,752)     (3,741)
Loss on early extinguishment of debt                                            (137)        --         --         --      (6.641)
Gain on early extinguishment of put feature                                    1,100         --         --         --          --
Interest expense, net                                                         (3,103)    (2,063)    (2,345)    (2,208)     (2,846)
Other Income (expense)                                                            46         99        115         68         (15)
                                                                           ---------  ---------  ---------  ---------   ---------
Income (loss) before income taxes                                              2,533      1,824    (20,096)    (4,892)    (13,243)
Income tax provision (benefit)                                                   908        820     (1,006)        --          --
                                                                           ---------  ---------  ---------  ---------   ---------
Income (loss) from continuing operations                                       1,625      1,004    (19,090)    (4,892)    (13,243)
Discontinued operations:
Income (loss) from operations of discontinued distribution
  segment (including gain on disposal)                                           423        661       (671)      (231)      3,175
Effect of a change in accounting principle pursuant to SFAS 142                   --         --         --         --     (16,102)
                                                                           ---------  ---------  ---------  ---------   ---------
    Net Income (loss)                                                      $   2,048  $   1,665  $ (19,761) $  (5,123)  $ (26,170)
                                                                           =========  =========  =========  =========   =========
Income (loss) from continuing operations per share -- basic and diluted    $    0.14  $    0.08  $   (1.43) $   (0.37)  $   (0.64)
Income (loss) from operations of discontinued distribution segment
  (including gain on disposal)                                                  0.03       0.04      (0.05)     (0.01)       0.15
Effect of a change in accounting principle pursuant to SFAS 142                   --         --         --         --       (0.78)
                                                                           ---------  ---------  ---------  ---------   ---------
Net Income (loss) per share -- basic and diluted                           $    0.17  $    0.12  $   (1.48) $   (0.38)  $   (1.27)
                                                                           =========  =========  =========  =========   =========
Weighted average common shares outstanding -- basic                           12,187     13,366     13,366     13,366      20,685
                                                                           ---------  ---------  ---------  ---------   ---------
Weighted average common shares outstanding -- diluted                         12,412     13,373     13,366     13,366      20,685
                                                                           ---------  ---------  ---------  ---------   ---------
Balance Sheet Data (end of year):
Cash and cash equivalents                                                  $   6,232  $   1,991  $     164  $   2,749   $   3,712
Working capital                                                            $  28,767  $  29,927  $  15,259  $ (21,359)  $   9,460
Total assets                                                               $ 104,637  $ 102,397  $  86,038  $  71,348   $  37,190
Long-term debt, net of current maturities                                  $  47,074  $  44,999  $  40,598  $   1,355   $  18,342
Total shareholders equity                                                  $  41,431  $  43,069  $  22,332  $  18,282   $  15,330
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